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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 23, 2006

                               RADYNE CORPORATION
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             (Exact name of registrant as specified in its charter)

            Delaware                    0-11685                11-2569467
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  (State or other jurisdiction        (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)

          3138 E. Elwood Street, Phoenix AZ                      85034
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       (Address of principal executive offices)               (Zip Code)

         Registrant's telephone number, including area code 602-437-9620


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

             On October 23, 2006, Radyne Corporation, announced via press release, results for the period ending September 30, 2006. A copy of the press release is attached hereto.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

      (d)    EXHIBITS

               99.1 Press release dated October 23, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                RADYNE CORPORATION


                                                By: /s/ Malcolm C. Persen
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                                                    Malcolm C. Persen
                                                    Vice President and
                                                    Chief Financial Officer

Date October 23, 2006

                                  EXHIBIT INDEX

EXHIBIT
NUMBER     DESCRIPTION
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*99.1      Press release dated as of October 23, 2006

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*Filed herewith.